EXHIBIT 10.3


                            STOCK PURCHASE AGREEMENT

          This Stock Purchase Agreement (the "Agreement"), dated July 16, 1998, is by and between Kennedy-Wilson, Inc., a Delaware corporation (the "Company"), and Colony Investors III, L.P., a Delaware limited partnership ("Purchaser").

                              W I T N E S S E T H:

          WHEREAS, the Company wishes to issue and sell to Purchaser (i) certain shares of the Company's common stock, $.01 par value per share (the "Common Stock"), and (ii) warrants to acquire additional shares of Common Stock for an aggregate purchase price of $5,232,610 (the "Purchase Price"); and

          WHEREAS, Purchaser wishes to purchase the such securities on the terms and subject to the conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 2.  THE SECURITIES

          SECTION 2.2 ISSUANCE, SALE AND PURCHASE OF THE SECURITIES. In reliance upon the representations and warranties made herein and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, for the Purchase Price, (i) 440,085 shares (the "Common Shares") of Common Stock and (ii) warrants (the "Warrants" and, collectively with the Common Shares, the "Securities"), exercisable for seven years (as provided in the Warrant Agreement dated the date hereof between the Company and Purchaser, a form of which is attached hereto as Exhibit A (the "Warrant Agreement")), to acquire an additional 132,026 shares (the "Warrant Shares") of Common Stock at an initial exercise price of $15.00 per share, subject to adjustment as provided in the Warrant Agreement.

          SECTION 2.4 OTHER AGREEMENTS. Concurrently with the Closing referred to below, the Company will acquire 100% of the outstanding capital stock of Heitman Properties Ltd. pursuant to that certain Stock Purchase Agreement between the Company and Heitman Financial Ltd. dated as of the date hereof (the "Acquisition Agreement"). Concurrently with the execution of this Agreement, the Company will enter into the Warrant Agreement, an Investor's Agreement with Purchaser in the form attached as Exhibit B hereto (the "Investor's Agreement"), a Bridge Loan Agreement (including the pledges and guaranties thereunder and all exhibits thereto) with Purchaser in the form attached hereto as Exhibit C and a Registration Rights Agreement with Purchaser in the form attached as Exhibit D hereto (the "Registration Rights Agreement" and, collectively with the Warrant Agreement, the Investor's Agreement, a Bridge Loan Agreement (including the pledges and guaranties thereunder and all exhibits thereto) and the Acquisition Agreement, the "Other Documents").

          SECTION 2.6 CLOSING. The closing (the "Closing") shall take place at the time of execution and delivery hereof at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Los Angeles, California 90071 or at such other location, date and time as may be agreed upon between Purchaser and the Company. At the Closing, the Company shall issue and deliver to Purchaser stock and warrant certificates in definitive form, registered in the name of Purchaser or its designee, representing the Securities. As payment in full for the Securities, and against delivery of the certificates therefor at the Closing, Purchaser shall initiate a wire transfer in immediately available United States funds in accordance with the Company's instructions in the amount of the Purchase Price. Each certificate representing the Securities shall bear the following legend in addition to any other legend that may be required from time to time under applicable law or pursuant to any other contractual obligation:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF (A "TRANSFER") EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF AN INVESTOR'S AGREEMENT DATED JULY 16, 1998. SUCH SECURITIES ARE ALSO SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED JULY 16, 1998. ANY TRANSFEREE OF THESE SECURITIES TAKES SUBJECT TO THE TERMS OF SUCH AGREEMENTS, A COPY OF EACH OF WHICH IS ON FILE WITH THE COMPANY.

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS AND NO SALE OR TRANSFER OF THESE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (B) PURSUANT TO AN EXEMPTION THEREFROM WITH RESPECT TO WHICH THE COMPANY MAY, UPON REQUEST, REQUIRE A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER IS EXEMPT FROM THE REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

SECTION 4.  REPRESENTATIONS AND WARRANTIES

          SECTION 4.2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Purchaser as follows:

               (b) Each of the Company and its subsidiaries (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation, trust or partnership, as the case may be, (in the case of corporate subsidiaries) in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to own or lease and occupy its properties and conduct its business, and is duly qualified to do business, and (in the case of corporate subsidiaries) is in good standing, in each jurisdiction which requires such qualification, except where the failure to so qualify would not, individually or in the aggregate, have or be reasonably likely to result in a material adverse effect on the business, operations, business prospects, earnings, assets, liabilities or condition (financial or otherwise) of the Company (a "Material Adverse Effect"). All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, except as disclosed in the Company's reports, proxy statements, forms, and other documents with the Securities and Exchange Commission (the "SEC") filed during the 1998 and publicly available prior to the date hereof (the "1998 SEC Documents"), are owned by the Company, directly, or indirectly through another Subsidiary, free and clear of any lien, adverse claim, security interest or other encumbrance.

               (d) The Company and each of the Subsidiaries have all requisite power and authority, and all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted, except as would not have a Material Adverse Effect on the Company or such Subsidiary; all such authorizations, approvals, licenses, certificates and permits are in full force and effect, except where the failure to be in full force and effect would not have a Material Adverse Effect on the Company or such Subsidiary; and the Company and each of the Subsidiaries are in compliance with all applicable laws, the violation of which could have a Material Adverse Effect on the Company and the Subsidiaries taken as a whole or on the Issuer and the Guarantors (as such terms are defined under the Bridge Loan Agreement) taken as a whole, as the case may be (collectively, a "Company Material Adverse Effect").

               (f) Except as disclosed in the 1998 SEC Documents, (i) the Company and each Subsidiary have good and marketable title to their properties and assets (or a valid first lien as to mortgaged properties) owned (or mortgaged) by them, free and clear of all material liens, charges and encumbrances and equities of record; (ii) no person or entity, other than tenants under the leases or guarantors thereof pursuant to which the Company and its Subsidiaries lease all or a portion of their properties, has an option or right of first refusal or any other right to purchase any of such properties;
(iii) each of the properties of the Company and its Subsidiaries, at the time such property was acquired or at the time the loan by the Company with respect to such property was made, had access to public rights of way, either directly or through insured easements, except as would not have a Company Material Adverse Effect; (iv) each of such properties is served by all public utilities necessary for the current operations on such property in sufficient quantities for such operations, except as would not have a Company Material Adverse Effect;
(v) each of such properties complies with all applicable codes and zoning and subdivision laws and regulations, except for such failures to comply which would not have a Company Material Adverse Effect; (vi) the real property leases and equipment leases, if any, relating to each of such properties are in full force and effect, except where the failure to be in full force and effect would not have a Company Material Adverse Effect; and (vii) there is no pending or (to the Company's best knowledge) threatened condemnation, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on construction on or access to the properties of the Company and its Subsidiaries, except such proceedings or actions which would not have a Company Material Adverse Effect.

               (h) The Company and each Subsidiary maintains adequate insurance for the conduct of their respective business.

               (j) The Company, either directly or through the Subsidiaries, owns or licenses or otherwise has the right to use all patents, trademarks, trade names and trade secrets material to the Company's business; other than routine proceedings which if adversely determined would not result in a Company Material Adverse Effect, no claims have been asserted by any person with respect to the use of any such patents, trademarks, trade names or trade secrets or challenging or questioning the validity or effectiveness of any such patents, trademarks, trade names or trade secrets; to the best knowledge of the Company, the use, in connection with the business and operations of the Company and the Subsidiaries of such patents, trademarks and trade names does not infringe on the rights of any person.

               (l) The Company's authorized and outstanding capitalization (including all securities exercisable for, or convertible or exchangeable into, Common Stock) is as set forth in Schedule 1(f) hereto. The outstanding shares of Common Stock have been duly and validly authorized and issued in compliance with all Federal and state securities laws, and are fully paid and nonassessable; the Common Shares have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be fully paid and nonassessable; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Common Shares.

               (n) There is no pending or, to the best knowledge of the Company, threatened, action, suit, proceeding or investigation before any court, governmental agency, authority or body or arbitrator involving the Company or any of the Subsidiaries or any of their respective officers (in their capacities as officers) or any of their respective properties, assets or rights which, if determined adversely, could have a Company Material Adverse Effect.

               (p) The Company and each of the Subsidiaries party thereto has full corporate power and authority to enter into and perform its obligations under this Agreement and the Other Documents and to issue, sell and deliver the Securities; all of the representations and warranties of the parties to the Acquisition Agreement made in the Acquisition Agreement (the "Acquisition Representations") are true and correct in all material respects as if made on and as of the date hereof; this Agreement and the Other Documents have been duly authorized, executed and delivered by the Company and each of the Subsidiaries party thereto and, when so executed, will each constitute a valid and binding obligation of the Company and each of the Subsidiaries party thereto, enforceable against the Company and each of the Subsidiaries party thereto in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether a proceeding is considered at law or in equity).

               (r) No consent, approval, authorization or order of any court or governmental agency, authority or body is required (and has not been received) for the execution by the Company and each of the Subsidiaries party thereto of this Agreement and the Other Documents, the performance by the Company and each of the Subsidiaries party thereto or their respective obligations hereunder and thereunder or the consummation by the Company and each of the Subsidiaries party thereto of the transactions contemplated herein and therein.

               (t) Neither the Company nor any or the Subsidiaries is in violation of, in conflict with, in breach of or in default under (and the Company does not know of an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default under) its charter or by-laws (and the Company does not know of an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a violation), and neither the Company nor any Subsidiary is in default in the performance of any obligation, agreement or condition contained in any loan, note or other evidence of indebtedness or in any indenture, mortgage, deed of trust or any other material agreement by which it or its properties are bound, except for such defaults as would not, individually or in the aggregate, have a Company Material Adverse Effect.

               (v) Neither the Company nor any of the Subsidiaries has violated any environmental, safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, nor has the Company nor any of the Subsidiaries violated any Federal, state or local law relating to discrimination in the hiring, promotion, pay or terms or conditions of employment of employees nor any applicable wage or hour laws, nor has the Company nor any of the Subsidiaries engaged in any unfair labor practice, which in each case could reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

               (x) Neither the issue and sale of the Securities nor the consummation by the Company and the Subsidiaries of any of the other transactions contemplated herein or in the Other Documents nor the fulfillment of the terms hereof and thereof will conflict with, result in a breach or violation of; or constitute a default under any law or the charter or bylaws of the Company or any of the Subsidiaries or the terms of any indenture or other agreement or instrument to which the Company or any of the Subsidiaries is a party or is bound or (except as would not have a Company Material Adverse Effect) any judgment, order or decree applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries.

               (z) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the Employee Retirement Income Security Act or 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "pension plan" (as defined in ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations (except for such failure to so comply that would not have, singularly or in the aggregate with all other such failures to comply, a Company Material Adverse Effect), and has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

               (ab) Except as disclosed in the 1998 SEC Documents, other than the Warrants and grants of options to purchase an aggregate of 815,000 shares of Common Stock pursuant to the 1992 Incentive and Nonstatutory Stock Option Plan of the Company, as amended, and a warrant to acquire 30,000 shares of Common Stock, there are no outstanding warrants or options to purchase any shares of capital stock of the Company and there are no restrictions upon the voting or transfer of, or the declaration or payment of any dividend or distribution on, any shares of capital stock of the Company pursuant to the certificate or incorporation or by-laws of the Company, any agreement or other instrument to which the Company is a party or by which the Company is bound, or any order, law, rule, regulation or determination of any court, governmental agency or body (including, without limitation, any banking or insurance regulatory agency or body), or arbitrator having jurisdiction over the Company.

               (ad) There are no registration or other rights entitling any person to registration by the Company under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the issued capital stock of the Company (other than pursuant to the Registration Rights Agreement), or to purchase or subscribe for capital stock of the Company (other than pursuant to the Investor's Agreement).

               (af) The Company files and has filed all required reports, proxy statements, forms, and other documents with the SEC since January 1, 1995 (the "SEC Documents"). True and complete copies of all 1998 SEC Documents have been delivered to Purchaser. As of their respective dates, (i) the SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and (ii) none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document has been revised or superseded by a later filed SEC Document filed and publicly available prior to the date of this Agreement, none of the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as of their respective dates, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved and fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of footnotes). Except for liabilities and obligations incurred in the ordinary course of business, consistent with past practices, since the date of the most recent consolidated balance sheet included in the 1998 SEC Documents (the "Base Balance Sheet"), neither the Company nor any of the Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by generally accepted accounting principles to be set forth on a consolidated balance sheet of the Company and its consolidated Subsidiaries or in the notes thereto.

               (ah) Except as disclosed in 1998 SEC Documents, since the date of the Base Balance Sheet, the Company and the Subsidiaries have conducted their respective businesses only in the ordinary course of business in accordance with past practices, and there has not been (i) any material adverse change in the Company, (ii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) any damage, destruction or loss, whether or not covered by insurance, that has or reasonably could be expected to have a Company Material Adverse Effect or (iv) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities or business.

               (aj) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that in all material respects (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (al) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation.

               (an) The Company and each of the Subsidiaries have filed all tax returns required to be filed (except to the extent extensions have been timely filed related thereto), which returns are complete and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto.

               (ap) To the best of the Company's knowledge, no labor disturbance by the employees of the Company or the Subsidiaries exists or is imminent that would, individually or in the aggregate, have a Company Material Adverse Effect. No collective bargaining agreement exists with any of the Company's employees and, to the best of the Company's knowledge, no such agreement is imminent.

               (ar) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

               (at) The Company agrees that neither it, nor anyone acting on its behalf, will offer any of the Securities so as to bring the issuance and sale of the Securities within the provisions of Section 5 of the Securities Act, or offer any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, or otherwise approach or negotiate with respect thereto with, anyone if the sale of any of the Securities or any such similar securities would be integrated as a single offering for the purposes of the Securities Act, including, without limitation, Regulation D thereunder.

               (av) Except as set forth in Section 4(c) hereof, the Company has not retained, directly or indirectly, any broker or finder or incurred any liability or obligation for any brokerage fees or finder's fees with respect to this Agreement or the transactions contemplated hereby.

               (ax) All the Company's representations and warranties herein (other than the Acquisition Representations, unless and to the extent the Company knows any such representation is untrue or incorrect) shall survive until ninety (90) days following the delivery to the Company of its signed, audited financial statements for the year ending December 31, 1998.

          SECTION 4.4 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

          (b) Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority under such laws to own or lease and operate its properties and to carry on its business as now conducted.

          (d)  Purchaser  has the power and  authority  to execute,  deliver and perform this Agreement and the Other Documents. All action on the part of Purchaser necessary for the authorization, execution and delivery of this Agreement and the other Documents and the performance of all obligations of Purchaser hereunder and thereunder have been taken or will be taken prior to the Closing. This Agreement and the Other Documents have been duly authorized, executed and delivered by Purchaser and each constitutes a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

          (f) The execution and delivery by Purchaser of this Agreement and the Other Documents and the performance by Purchaser of its obligations hereunder and thereunder will not violate any provision of law, rule or regulation, the organizational documents governing Purchaser or any order or decree of any court or other agency of government, or conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any indenture, agreement or other instrument by which Purchaser or any of its properties or assets is bound, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever known to Purchaser upon any of the properties or assets of Purchaser.

          (h) The Securities will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Purchaser further represents that it does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

SECTION 6.  CLOSING CONDITIONS

          SECTION 6.2 CONDITIONS TO OBLIGATION OF PURCHASER. The obligation of Purchaser to purchase the Securities shall be subject to satisfaction or waiver by it of the following conditions at or before the Closing:

               (b) The representations and warranties of the Company contained in Section 2.1 hereof that are qualified as to materiality shall be true and accurate, and those not so qualified shall be true and accurate in all material respects.

               (d) The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein that are required to be performed or complied with by it at or before the Closing and the Acquisition Agreement shall have been consummated in accordance with its terms.

               (f) The Company shall have entered into the Other Documents, Purchaser shall have been exempted from Section 203 of the Delaware General Corporation Law by Company Board of Director action so that Purchaser shall not be an "interested stockholder" thereunder despite any additional share purchases not in violation of the Investor's Agreement, and Purchaser's designee shall have been appointed to the board of director positions pursuant to the Investor's Agreement.

               (h) Purchaser shall have received a certificate, dated the Closing date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, certifying that the conditions in Sections 3.1(a) and
(b) are satisfied on and as of such date.

               (j) Purchaser and its counsel shall have received copies of the following documents:

                    (ii) the Certificate of Incorporation, certified as of a recent date by the Secretary of State of the State of Delaware, and a certificate of such authority dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said authority;

                    (iv) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing date certifying: (A) that attached thereto is a true and complete copy of the Bylaws of the Company as in effect on the date of such certification; (B) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors authorizing the execution, delivery and performance of this Agreement and the Other Documents and the issuance, sale and delivery of the Securities, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (C) that the Certificate of Incorporation of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (i) above; (D) that the Bylaws have not been amended since the date of the last amendment referred to in such certificate pursuant to subclause (ii)(A) above; and
     (E) that each officer of the Company executing this Agreement and the Other Documents, the certificates representing the Securities and any agreement, certificate or instrument furnished pursuant hereto, was, at the respective times of such execution and delivery of such documents, duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are their genuine signatures or true facsimiles thereof; and

                    (vi) such additional supporting documents as Purchaser may reasonably request.

               (l) Purchaser shall have received an opinion (satisfactory to Purchaser and its counsel), dated the Closing date, from Kulik, Gottesman & Mouton, LLP in substantially the form of Exhibit E hereto.

          SECTION 6.4 CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The Company's obligation to sell the Securities shall be subject to the satisfaction or waiver by it of the following conditions at or before the Closing:

               (b) The  representations and warranties of Purchaser contained in
Section 2.2 of this Agreement that are qualified as to materiality shall be true and accurate, and those not so qualified shall be true and accurate in all material respects.

               (d) Purchaser shall have performed and complied in all material respects with all agreements and conditions contained herein that are required to be performed or complied with by it at or before the Closing, including without limitation, payment of the Purchase Price.

               (c) Purchaser shall have entered into the Other Documents.

SECTION 8.  MISCELLANEOUS

               (b) The Company agrees to pay all of the expenses in connection with the transactions contemplated hereby (including without limitation the reasonable fees and expenses of counsel for Purchaser), whether or not such transactions shall be consummated.

               (d) Except as otherwise provided herein, covenants, agreements, representations and warranties made in this Agreement, or any certificate or instrument delivered pursuant to or in connection therewith shall survive the execution and delivery of this Agreement.

               (f) Each party hereto  represents  and warrants to the other that it has had no dealing with any broker or finder in connection with this Agreement or the transactions contemplated hereby other than a fee to Prudential Securities Incorporated to be paid by the Company. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

               (h) All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided that Purchaser shall not assign its rights in this Agreement to any unrelated third party without first obtaining the prior written consent of the Company, and provided further that, notwithstanding the above provision, Purchaser may assign its rights in this Agreement to any party under its control.

               (j) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail; return receipt requested, addressed as follows:

If to Purchaser, to:                Colony Investors III, L.P.
                                    c/o Colony Capital, Inc.
                                    201 Main Street, Suite 2400
                                    Fort Worth, Texas  76102
                                    Attention: Richard Ekleberry, Esq.
                                    Fax No.: (817) 871-4088

with a copy to:                     Skadden, Arps, Slate, Meagher & Flom LLP
                                    300 South Grand Avenue
                                    Los Angeles, California  90067
                                    Telecopier No.: (213) 687-5600
                                    Attention: Jonathan H. Grunzweig, Esq.

If to the Company, to:              Kennedy-Wilson, Inc.]
                                    530 Wilshire Blvd., #101
                                    Santa Monica, California  90401
                                    Telecopier No.: (310) 314-8510
                                    Attention:  William J. McMorrow

with copies to:                     Kulik, Gottesman & Mouton, LLP
                                    1880 Century Park East, Suite 1150
                                    Los Angeles, California  90067
                                    Attention:  Kent Mouton, Esq.
                                    Fax No.: (310) 557-0224

                                            and

                                    White & Case LLP
                                    633 West Fifth Street
                                    Los Angeles, California  90071-2007
                                    Attention:  Richard K. Smith, Jr., Esq.
                                    Fax No.: (213) 687-0758

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others. All notices, requests, consents and other communications hereunder shall be deemed to have been duly given or served on the date on which personally delivered or on the date actually received, with receipt acknowledged.

               (l) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.

               (n) This Agreement and the Other Documents constitute the sole and entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements, discussions, representations, warranties or other communications. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

               (p) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (r) As used in this Agreement, knowledge shall mean, with respect to any person, actual, conscious knowledge of such person (without imputing any knowledge to such person), if an individual, or of any executive officer of such person, if not an individual.

               (t) This Agreement may not be amended or modified without the written consent of the Company and Purchaser, nor shall any waiver be effective against any party unless in a writing executed on behalf of such party.

               (v) If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

               (x) The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provisions of this Agreement.

          IN WITNESS WHEREOF, the Company and Purchaser have caused this Agreement to be executed and delivered by the undersigned duly authorized officers as of the day and year first above written.



                                            KENNEDY-WILSON, INC.


                                            By:_________________________________
                                               Name:
                                               Title:


                                            COLONY INVESTORS III, L.P.

                                            By:  Colony Capital III, L.P.

                                                 By:  ColonyGP III, Inc.


                                            By:_________________________________
                                               Name:
                                               Title: